EXHIBIT 23.1


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement Nos. 333-89145, 333-30578, 333-14037, 333-71442, 333-49806, 333-67825, 333-35527,
333-104129, 333-110422 and 33-82894 on Form S-8 of BE Aerospace, Inc. of our
report dated June 10, 2004, appearing in this Annual Report on Form 11-K of BE Aerospace, Inc. 1994 Employee Stock Purchase Plan for the period ended December 31, 2003.


/s/  DELOITTE & TOUCHE LLP

Costa Mesa, California
June 28, 2004